UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 5, 2004, Salem Communications Corporation issued a press release updating its net broadcasting revenue guidance for the fiscal quarter ended September 30, 2004. Additionally, the company announced its participation at the Deutsche Bank 11th Annual Radio Only Seminar on October 7, 2004.

ITEM 7.01     REGULATION FD DISCLOSURE

On October 5, 2004, Salem Communications Corporation issued a press release updating its net broadcasting revenue guidance for the fiscal quarter ending September 30, 2004. Additionally, the company announced its participation at the Deutsche Bank 11th Annual Radio Only Seminar on October 7, 2004.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated October 4, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending September 30, 2004, and announcing its participation at a conference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: October 5, 2004
By: /s/ EVAN D. MASYR

Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated October 5, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the fiscal quarter ending September 30, 2004 and announcing its participation at a conference.

EXHIBIT 99.1

SALEM COMMUNICATIONS INCREASES THIRD QUARTER REVENUE GUIDANCE;
Company to Present At the Deutsche Bank 11Th Annual Radio Only Seminar At Nab in San Diego

CAMARILLO, CA, October 5, 2004 --- Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on religious and family themed programming, announced today an increase in its net broadcasting revenue guidance for the third quarter of 2004. Specifically, the company is projecting net broadcasting revenue of between $46.5 million and $47.0 million, and same station net broadcasting revenue growth of approximately 10% for the third quarter of 2004.

In addition, the company announced today the participation of Edward G. Atsinger III, President and Chief Executive Officer, and David Evans, Executive Vice President and Chief Financial Officer, at the Deutsche Bank 11th Annual Radio Only Seminar being held October 6-8, 2004 at The Hilton San Diego Hotel, San Diego, CA.

Salem Communications is scheduled to present on Thursday, October 7, at 10:00 AM Pacific Time.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on religious and family themes programming. Upon the close of all announced acquisitions, the company will own 100 radio stations, including 62 stations in 23 of the top 25 markets, mainly comprised of three primary formats: Christian Talk & Teaching; News/Talk; and Contemporary Christian Music. In addition to its radio properties, Salem owns Salem Radio Network, which syndicates talk, news and music programming to over 1,600 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, the leading Internet provider of Christian content and online streaming; and Salem Publishing, a leading publisher of Christian themed magazines. For more information, visit Salem Communications' web site at www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of recently launched music formats, competition in the radio broadcast, Internet and publishing industries and from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.